Annual Operating Expenses {- Franklin Global Real Estate VIP Fund} - FTVIP Class 1-62 - Franklin Global Real Estate VIP Fund - Class 1	May 01, 2021
Operating Expenses:
Management fees	1.05%
Distribution and service (12b-1) fees	none
Other expenses	0.19%
Total annual Fund operating expenses	1.24%
Fee waiver and/or expense reimbursement	(0.24%)	[1]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.00%	[1]

[1]

1. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until April 30, 2022. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).